Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2020
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2020 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2020 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2020	2020	2020	2019	2019	2020	2019			2020 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2020	2019	2019
Income Statement
Net interest income	$5,555	$5,460	$6,025	$6,066	$5,737	2%	(3)%	$17,040	$17,274	(1)%
Non-interest income	1,826	1,096	1,224	1,361	1,222	67	49	4,146	3,892	7
Total net revenue(1)	7,381	6,556	7,249	7,427	6,959	13	6	21,186	21,166	—
Provision for credit losses	331	4,246	5,423	1,818	1,383	(92)	(76)	10,000	4,418	126
Non-interest expense:
Marketing	283	273	491	710	501	4	(44)	1,047	1,564	(33)
Operating expense	3,265	3,497	3,238	3,451	3,371	(7)	(3)	10,000	9,758	2
Total non-interest expense	3,548	3,770	3,729	4,161	3,872	(6)	(8)	11,047	11,322	(2)
Income (loss) from continuing operations before income taxes	3,502	(1,460)	(1,903)	1,448	1,704	**	106	139	5,426	(97)
Income tax provision (benefit)	1,096	(543)	(563)	270	375	**	192	(10)	1,071	**
Income (loss) from continuing operations, net of tax	2,406	(917)	(1,340)	1,178	1,329	**	81	149	4,355	(97)
Income (loss) from discontinued operations, net of tax	—	(1)	—	(2)	4	**	**	(1)	15	**
Net income (loss)	2,406	(918)	(1,340)	1,176	1,333	**	80	148	4,370	(97)
Dividends and undistributed earnings allocated to participating securities(2)	(20)	(1)	(3)	(7)	(10)	**	100	(5)	(34)	(85)
Preferred stock dividends	(67)	(90)	(55)	(97)	(53)	(26)	26	(212)	(185)	15
Issuance cost for redeemed preferred stock(3)	—	—	(22)	(31)	—	—	—	(22)	—	**
Net income (loss) available to common stockholders	$2,319	$(1,009)	$(1,420)	$1,041	$1,270	**	83	$(91)	$4,151	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$5.07	$(2.21)	$(3.10)	$2.26	$2.70	**	88%	$(0.20)	$8.80	**
Income from discontinued operations	—	—	—	—	0.01	—	**	—	0.03	**
Net income (loss) per basic common share	$5.07	$(2.21)	$(3.10)	$2.26	$2.71	**	87	$(0.20)	$8.83	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$5.06	$(2.21)	$(3.10)	$2.25	$2.68	**	89	$(0.20)	$8.76	**
Income from discontinued operations	—	—	—	—	0.01	—	**	—	0.03	**
Net income (loss) per diluted common share	$5.06	$(2.21)	$(3.10)	$2.25	$2.69	**	88	$(0.20)	$8.79	**
Weighted-average common shares outstanding (in millions):
Basic	457.8	456.7	457.6	460.9	469.5	—	(2)	457.4	469.9	(3)%
Diluted	458.5	456.7	457.6	463.4	471.8	—	(3)	457.4	472.1	(3)
Common shares outstanding (period-end, in millions)	457.4	456.3	455.3	456.6	465.7	—	(2)	457.4	465.7	(2)
Dividends declared and paid per common share	$0.10	$0.40	$0.40	$0.40	$0.40	(75)%	(75)	$0.90	$1.20	(25)
Tangible book value per common share (period-end)(4)	83.67	78.82	80.68	83.72	80.46	6	4	83.67	80.46	4

						2020 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions)	2020	2020	2020	2019	2019	2020	2019			2020 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2020	2019	2019
Balance Sheet (Period-End)
Loans held for investment	$248,223	$251,512	$262,990	$265,809	$249,355	(1)%	—	$248,223	$249,355	—
Interest-earning assets	390,040	389,829	364,472	355,202	344,643	—	13%	390,040	344,643	13%
Total assets	421,883	421,296	396,878	390,365	378,810	—	11	421,883	378,810	11
Interest-bearing deposits	276,092	275,183	245,142	239,209	234,084	—	18	276,092	234,084	18
Total deposits	305,725	304,238	269,689	262,697	257,148	—	19	305,725	257,148	19
Borrowings	42,795	44,900	55,681	55,697	50,149	(5)	(15)	42,795	50,149	(15)
Common equity	53,093	50,835	51,620	53,157	52,412	4	1	53,093	52,412	1
Total stockholders’ equity	58,424	56,045	56,830	58,011	58,235	4	—	58,424	58,235	—
Balance Sheet (Average Balances)
Loans held for investment	$249,511	$253,358	$262,889	$258,870	$246,147	(2)%	1%	$255,232	$243,602	5%
Interest-earning assets	391,451	378,145	355,347	349,150	340,949	4	15	375,041	338,936	11
Total assets	422,854	411,075	390,380	383,162	374,905	3	13	408,233	372,148	10
Interest-bearing deposits	276,339	261,256	241,115	236,250	232,063	6	19	259,631	230,045	13
Total deposits	305,516	288,344	264,653	260,040	255,082	6	20	286,242	253,389	13
Borrowings	44,161	49,827	51,795	51,442	49,413	(11)	(11)	48,577	50,804	(4)
Common equity	51,995	52,413	53,186	52,641	52,566	(1)	(1)	52,529	50,393	4
Total stockholders’ equity	57,223	57,623	58,568	58,148	57,245	(1)	—	57,802	54,861	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2020 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2020	2020	2020	2019	2019	2020		2019				2020 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2020	2019	2019
Performance Metrics
Net interest income growth (period over period)	2%	(9)%	(1)%	6%	—	**		**		(1)%	1%	**
Non-interest income growth (period over period)	67	(10)	(10)	11	(11)%	**		**		7	(3)	**
Total net revenue growth (period over period)	13	(10)	(2)	7	(2)	**		**		—	—	**
Total net revenue margin(5)	7.54	6.93	8.16	8.51	8.16	61	bps	(62)	bps	7.53	8.33	(80)	bps
Net interest margin(6)	5.68	5.78	6.78	6.95	6.73	(10)		(105)		6.06	6.80	(74)
Return on average assets	2.28	(0.89)	(1.37)	1.23	1.42	317		86		0.05	1.56	(151)
Return on average tangible assets(7)	2.36	(0.93)	(1.43)	1.28	1.48	329		88		0.05	1.63	(158)
Return on average common equity(8)	17.84	(7.69)	(10.68)	7.93	9.63	**		8%		(0.23)	10.94	**
Return on average tangible common equity(9)	24.98	(10.74)	(14.85)	11.07	13.45	**		12		(0.32)	15.54	**
Non-interest expense as a percentage of average loans held for investment	5.69	5.95	5.67	6.43	6.29	(26)		(60)	bps	5.77	6.20	(43)
Efficiency ratio(10)	48.07	57.50	51.44	56.03	55.64	(9)%		(8)%		52.14	53.49	(135)
Operating efficiency ratio(11)	44.24	53.34	44.67	46.47	48.44	(9)		(4)		47.20	46.10	110
Effective income tax rate for continuing operations	31.3	37.2	29.6	18.6	22.0	(6)		9		(7.2)	19.7	(27)%
Employees (period-end, in thousands)	52.5	53.1	52.1	51.9	52.1	(1)		1		52.5	52.1	1
Credit Quality Metrics
Allowance for credit losses	$16,129	$16,832	$14,073	$7,208	$7,037	(4)%		129%		$16,129	$7,037	129%
Allowance coverage ratio	6.50%	6.69%	5.35%	2.71%	2.82%	(19)	bps	368	bps	6.50%	2.82%	368	bps
Net charge-offs	$1,073	$1,505	$1,791	$1,683	$1,462	(29)%		(27)%		$4,369	$4,569	(4)%
Net charge-off rate(12)	1.72%	2.38%	2.72%	2.60%	2.38%	(66)	bps	(66)	bps	2.28%	2.50%	(22)	bps
30+ day performing delinquency rate(13)	1.97	2.09	2.95	3.51	3.28	(12)		(131)		1.97	3.28	(131)
30+ day delinquency rate(13)	2.22	2.30	3.16	3.74	3.51	(8)		(129)		2.22	3.51	(129)
Capital Ratios(14)
Common equity Tier 1 capital	13.0%	12.4%	12.0%	12.2%	12.5%	60	bps	50	bps	13.0%	12.5%	50	bps
Tier 1 capital	14.8	14.2	13.7	13.7	14.4	60		40		14.8	14.4	40
Total capital	17.3	16.7	16.1	16.1	16.8	60		50		17.3	16.8	50
Tier 1 leverage	10.6	10.3	11.0	11.7	11.9	30		(130)		10.6	11.9	(130)
Tangible common equity (“TCE”)(15)	9.4	8.8	9.6	10.2	10.3	60		(90)		9.4	10.3	(90)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2020 Q3 vs.		Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020	2019			2020 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2020	2019	2019
Interest income:
Loans, including loans held for sale	$5,758	$5,820	$6,542	$6,682	$6,429	(1)%	(10)%	$18,120	$19,180	(6)%
Investment securities	443	482	530	544	583	(8)	(24)	1,455	1,867	(22)
Other	14	16	37	44	63	(13)	(78)	67	196	(66)
Total interest income	6,215	6,318	7,109	7,270	7,075	(2)	(12)	19,642	21,243	(8)
Interest expense:
Deposits	476	611	731	832	901	(22)	(47)	1,818	2,588	(30)
Securitized debt obligations	43	56	99	118	123	(23)	(65)	198	405	(51)
Senior and subordinated notes	132	180	239	236	299	(27)	(56)	551	923	(40)
Other borrowings	9	11	15	18	15	(18)	(40)	35	53	(34)
Total interest expense	660	858	1,084	1,204	1,338	(23)	(51)	2,602	3,969	(34)
Net interest income	5,555	5,460	6,025	6,066	5,737	2	(3)	17,040	17,274	(1)
Provision for credit losses	331	4,246	5,423	1,818	1,383	(92)	(76)	10,000	4,418	126
Net interest income after provision for credit losses	5,224	1,214	602	4,248	4,354	**	20	7,040	12,856	(45)
Non-interest income:
Interchange fees, net	775	672	752	811	790	15	(2)	2,199	2,368	(7)
Service charges and other customer-related fees	320	258	327	342	283	24	13	905	988	(8)
Net securities gains (losses)	25	—	—	(18)	5	**	**	25	44	(43)
Other	706	166	145	226	144	**	**	1,017	492	107
Total non-interest income	1,826	1,096	1,224	1,361	1,222	67	49	4,146	3,892	7
Non-interest expense:
Salaries and associate benefits	1,719	1,704	1,627	1,652	1,605	1	7	5,050	4,736	7
Occupancy and equipment	506	523	517	565	519	(3)	(3)	1,546	1,533	1
Marketing	283	273	491	710	501	4	(44)	1,047	1,564	(33)
Professional services	327	304	287	318	314	8	4	918	919	—
Communications and data processing	310	308	302	346	312	1	(1)	920	944	(3)
Amortization of intangibles	14	16	22	28	25	(13)	(44)	52	84	(38)
Other(16)	389	642	483	542	596	(39)	(35)	1,514	1,542	(2)
Total non-interest expense	3,548	3,770	3,729	4,161	3,872	(6)	(8)	11,047	11,322	(2)
Income (loss) from continuing operations before income taxes	3,502	(1,460)	(1,903)	1,448	1,704	**	106	139	5,426	(97)
Income tax provision (benefit)	1,096	(543)	(563)	270	375	**	192	(10)	1,071	**
Income (loss) from continuing operations, net of tax	2,406	(917)	(1,340)	1,178	1,329	**	81	149	4,355	(97)
Income (loss) from discontinued operations, net of tax	—	(1)	—	(2)	4	**	**	(1)	15	**
Net income (loss)	2,406	(918)	(1,340)	1,176	1,333	**	80	148	4,370	(97)
Dividends and undistributed earnings allocated to participating securities(2)	(20)	(1)	(3)	(7)	(10)	**	100	(5)	(34)	(85)
Preferred stock dividends	(67)	(90)	(55)	(97)	(53)	(26)	26	(212)	(185)	15
Issuance cost for redeemed preferred stock(3)	—	—	(22)	(31)	—	—	—	(22)	—	**
Net income (loss) available to common stockholders	$2,319	$(1,009)	$(1,420)	$1,041	$1,270	**	83	$(91)	$4,151	**

						2020 Q3 vs.		Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020	2019			2020 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2020	2019	2019
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$5.07	$(2.21)	$(3.10)	$2.26	$2.70	**	88%	$(0.20)	$8.80	**
Income from discontinued operations	—	—	—	—	0.01	—	**	—	0.03	**
Net income (loss) per basic common share	$5.07	$(2.21)	$(3.10)	$2.26	$2.71	**	87	$(0.20)	$8.83	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$5.06	$(2.21)	$(3.10)	$2.25	$2.68	**	89	$(0.20)	$8.76	**
Income from discontinued operations	—	—	—	—	0.01	—	**	—	0.03	**
Net income (loss) per diluted common share	$5.06	$(2.21)	$(3.10)	$2.25	$2.69	**	88	$(0.20)	$8.79	**
Weighted-average common shares outstanding (in millions):
Basic common shares	457.8	456.7	457.6	460.9	469.5	—	(2)	457.4	469.9	(3)%
Diluted common shares	458.5	456.7	457.6	463.4	471.8	—	(3)	457.4	472.1	(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2020 Q3 vs.
	2020	2020	2020	2019	2019	2020	2019
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,267	$4,583	$4,545	$4,129	$4,452	(7)%	(4)%
Interest-bearing deposits and other short-term investments	39,839	51,235	20,391	9,278	12,668	(22)	**
Total cash and cash equivalents	44,106	55,818	24,936	13,407	17,120	(21)	158
Restricted cash for securitization investors	895	740	364	342	417	21	115
Investment securities:
Securities available for sale	99,853	87,859	81,423	79,213	46,168	14	116
Securities held to maturity	—	—	—	—	33,894	—	**
Total investment securities	99,853	87,859	81,423	79,213	80,062	14	25
Loans held for investment:
Unsecuritized loans held for investment	217,878	222,310	231,318	231,992	215,892	(2)	1
Loans held in consolidated trusts	30,345	29,202	31,672	33,817	33,463	4	(9)
Total loans held for investment	248,223	251,512	262,990	265,809	249,355	(1)	—
Allowance for credit losses	(16,129)	(16,832)	(14,073)	(7,208)	(7,037)	(4)	129
Net loans held for investment	232,094	234,680	248,917	258,601	242,318	(1)	(4)
Loans held for sale	3,433	711	1,056	400	1,245	**	176
Premises and equipment, net	4,333	4,324	4,336	4,378	4,311	—	1
Interest receivable	1,551	1,574	1,687	1,758	1,627	(1)	(5)
Goodwill	14,648	14,645	14,645	14,653	14,624	—	—
Other assets	20,970	20,945	19,514	17,613	17,086	—	23
Total assets	$421,883	$421,296	$396,878	$390,365	$378,810	—	11

						2020 Q3 vs.
	2020	2020	2020	2019	2019	2020	2019
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$332	$380	$359	$439	$370	(13)%	(10)%
Deposits:
Non-interest-bearing deposits	29,633	29,055	24,547	23,488	23,064	2	28
Interest-bearing deposits	276,092	275,183	245,142	239,209	234,084	—	18
Total deposits	305,725	304,238	269,689	262,697	257,148	—	19
Securitized debt obligations	13,566	15,761	17,141	17,808	18,910	(14)	(28)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	702	573	399	314	464	23	51
Senior and subordinated notes	28,448	28,481	32,049	30,472	30,682	—	(7)
Other borrowings	79	85	6,092	7,103	93	(7)	(15)
Total other debt	29,229	29,139	38,540	37,889	31,239	—	(6)
Other liabilities	14,607	15,733	14,319	13,521	12,908	(7)	13
Total liabilities	363,459	365,251	340,048	332,354	320,575	—	13

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	33,793	33,556	33,450	32,980	33,826	1	—
Retained earnings	37,653	35,361	36,552	40,340	39,476	6	(5)
Accumulated other comprehensive income	3,833	3,981	3,679	1,156	453	(4)	**
Treasury stock, at cost	(16,862)	(16,860)	(16,858)	(16,472)	(15,527)	—	9
Total stockholders’ equity	58,424	56,045	56,830	58,011	58,235	4	—
Total liabilities and stockholders’ equity	$421,883	$421,296	$396,878	$390,365	$378,810	—	11

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $235 million in Q3 2020, $318 million in Q2 2020 and $389 million in Q1 2020 for credit card finance charges and fees charged-off as uncollectible, and by $365 million in Q4 2019 and $330 million in Q3 2019 for the estimated uncollectible amount of credit card finance charges and fees and related losses.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B. The redemption increased our net loss available to common shareholders by $22 million in Q1 2020. On December 2, 2019, we redeemed all outstanding shares of our fixed rate 6.25% non-cumulative perpetual preferred stock Series C and fixed rate 6.70% non-cumulative perpetual preferred stock Series D. The redemption reduced our net income available to common shareholders by $31 million in Q4 2019.
(4)Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Metrics for Q3 2020, Q2 2020 and Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.
(14)Capital ratios as of the end of Q3 2020 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(16)Includes net Cybersecurity Incident expenses of $6 million in Q3 2020, $11 million in Q2 2020, $4 million in Q1 2020, $16 million in Q4 2019 and $22 million in Q3 2019, respectively.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2020 Q3			2020 Q2			2019 Q3
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$250,525	$5,758	9.19%	$254,402	$5,820	9.15%	$247,419	$6,429	10.39%
Investment securities	91,777	443	1.93	81,095	482	2.38	80,762	583	2.88
Cash equivalents and other	49,149	14	0.11	42,648	16	0.15	12,768	63	2.00
Total interest-earning assets	$391,451	$6,215	6.35	$378,145	$6,318	6.68	$340,949	$7,075	8.30
Interest-bearing liabilities:
Interest-bearing deposits	$276,339	$476	0.69	$261,256	$611	0.94	$232,063	$901	1.55
Securitized debt obligations	15,032	43	1.14	16,432	56	1.37	16,750	123	2.94
Senior and subordinated notes	28,497	132	1.86	31,294	180	2.30	31,220	299	3.84
Other borrowings and liabilities	2,119	9	1.77	3,554	11	1.21	2,698	15	2.14
Total interest-bearing liabilities	$321,987	$660	0.82	$312,536	$858	1.10	$282,731	$1,338	1.89
Net interest income/spread		$5,555	5.53		$5,460	5.58		$5,737	6.41
Impact of non-interest-bearing funding			0.15			0.20			0.32
Net interest margin			5.68%			5.78%			6.73%

	Nine Months Ended September 30,
	2020			2019
	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$256,165	$18,120	9.43%	$244,743	$19,180	10.45%
Investment securities	83,724	1,455	2.32	82,264	1,867	3.03
Cash equivalents and other	35,152	67	0.25	11,929	196	2.19
Total interest-earning assets	$375,041	$19,642	6.98	$338,936	$21,243	8.36
Interest-bearing liabilities:
Interest-bearing deposits	$259,631	$1,818	0.93	$230,045	$2,588	1.50
Securitized debt obligations	16,500	198	1.60	17,912	405	3.02
Senior and subordinated notes	30,371	551	2.42	30,897	923	3.98
Other borrowings and liabilities	3,147	35	1.50	3,228	53	2.19
Total interest-bearing liabilities	$309,649	$2,602	1.12	$282,082	$3,969	1.88
Net interest income/spread		$17,040	5.86		$17,274	6.48
Impact of non-interest-bearing funding			0.20			0.32
Net interest margin			6.06%			6.80%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2020 Q3 vs.		Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020	2019	2020	2019	2020 vs. 2019
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card(7)	$95,541	$99,390	$109,549	$118,606	$104,664	(4)%	(9)%	$95,541	$104,664	(9)%
International card businesses	8,100	7,920	8,248	9,630	9,017	2	(10)	8,100	9,017	(10)
Total credit card(1)	103,641	107,310	117,797	128,236	113,681	(3)	(9)	103,641	113,681	(9)
Consumer banking:
Auto	65,394	63,319	61,364	60,362	59,278	3	10	65,394	59,278	10
Retail banking	3,294	3,393	2,669	2,703	2,737	(3)	20	3,294	2,737	20
Total consumer banking	68,688	66,712	64,033	63,065	62,015	3	11	68,688	62,015	11
Commercial banking:
Commercial and multifamily real estate	31,197	30,953	32,373	30,245	30,009	1	4	31,197	30,009	4
Commercial and industrial	44,697	46,537	48,787	44,263	43,650	(4)	2	44,697	43,650	2
Total commercial banking	75,894	77,490	81,160	74,508	73,659	(2)	3	75,894	73,659	3
Total loans held for investment	$248,223	$251,512	$262,990	$265,809	$249,355	(1)	—	$248,223	$249,355	—
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$97,306	$100,996	$113,711	$112,965	$103,426	(4)%	(6)%	$103,980	$102,677	1%
International card businesses	8,061	7,752	9,065	9,120	8,945	4	(10)	8,292	8,868	(6)
Total credit card(1)	105,367	108,748	122,776	122,085	112,371	(3)	(6)	112,272	111,545	1
Consumer banking:
Auto	64,476	61,798	61,005	59,884	58,517	4	10	62,434	57,282	9
Retail banking	3,346	3,053	2,666	2,712	2,752	10	22	3,023	2,790	8
Total consumer banking	67,822	64,851	63,671	62,596	61,269	5	11	65,457	60,072	9
Commercial banking:
Commercial and multifamily real estate	30,918	31,723	31,081	30,173	29,698	(3)	4	31,239	29,418	6
Commercial and industrial	45,404	48,036	45,361	44,016	42,807	(5)	6	46,264	42,474	9
Total commercial lending	76,322	79,759	76,442	74,189	72,505	(4)	5	77,503	71,892	8
Small-ticket commercial real estate	—	—	—	—	2	**	**	—	93	**
Total commercial banking	76,322	79,759	76,442	74,189	72,507	(4)	5	77,503	71,985	8
Total average loans held for investment	$249,511	$253,358	$262,889	$258,870	$246,147	(2)	1	$255,232	$243,602	5

						2020 Q3 vs.				Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020		2019		2020	2019	2020 vs. 2019
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Net Charge-Off Rates
Credit card:
Domestic credit card	3.64%	4.53%	4.68%	4.32%	4.12%	(89)	bps	(48)	bps	4.31%	4.67%	(36)	bps
International card businesses	2.89	3.47	4.65	4.22	3.78	(58)		(89)		3.71	3.54	17
Total credit card	3.58	4.46	4.68	4.31	4.09	(88)		(51)		4.26	4.58	(32)
Consumer banking:
Auto	0.23	1.16	1.51	1.90	1.60	(93)		(137)		0.95	1.38	(43)
Retail banking	1.38	1.78	2.37	2.77	2.55	(40)		(117)		1.80	2.51	(71)
Total consumer banking	0.28	1.19	1.54	1.93	1.64	(91)		(136)		0.99	1.43	(44)
Commercial banking:
Commercial and multifamily real estate	0.41	0.09	—	—	0.02	32		39		0.17	0.01	16
Commercial and industrial	0.45	0.78	0.96	0.60	0.55	(33)		(10)		0.73	0.28	45
Total commercial banking	0.43	0.51	0.57	0.35	0.33	(8)		10		0.50	0.17	33
Total net charge-offs	1.72	2.38	2.72	2.60	2.38	(66)		(66)		2.28	2.50	(22)
30+ Day Performing Delinquency Rates(2)
Credit card:
Domestic credit card	2.21%	2.74%	3.69%	3.93%	3.71%	(53)	bps	(150)	bps	2.21%	3.71%	(150)	bps
International card businesses	2.15	2.71	3.66	3.47	3.52	(56)		(137)		2.15	3.52	(137)
Total credit card	2.20	2.74	3.69	3.89	3.69	(54)		(149)		2.20	3.69	(149)
Consumer banking:
Auto	3.76	3.28	5.29	6.88	6.47	48		(271)		3.76	6.47	(271)
Retail banking	0.83	0.89	1.27	1.02	1.01	(6)		(18)		0.83	1.01	(18)
Total consumer banking	3.62	3.16	5.12	6.63	6.23	46		(261)		3.62	6.23	(261)
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.25%	0.29%	0.29%	0.26%	0.25%	(4)	bps	—		0.25%	0.25%	—
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.36	0.41	0.62	0.81	0.73	(5)		(37)	bps	0.36	0.73	(37)	bps
Retail banking	0.77	0.70	0.88	0.87	0.91	7		(14)		0.77	0.91	(14)
Total consumer banking	0.38	0.43	0.63	0.81	0.74	(5)		(36)		0.38	0.74	(36)
Commercial banking:
Commercial and multifamily real estate	0.58	0.54	0.22	0.12	0.12	4		46		0.58	0.12	46
Commercial and industrial	1.31	1.06	0.87	0.93	0.95	25		36		1.31	0.95	36
Total commercial banking	1.01	0.85	0.61	0.60	0.61	16		40		1.01	0.61	40
Total nonperforming loans	0.42	0.38	0.35	0.37	0.37	4		5		0.42	0.37	5
Total nonperforming assets	0.44	0.39	0.37	0.39	0.40	5		4		0.44	0.40	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2020
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of June 30, 2020	$11,569	$522	$12,091	$2,726	$112	$2,838	$1,903	$16,832
Charge-offs	(1,198)	(98)	(1,296)	(280)	(15)	(295)	(88)	(1,679)
Recoveries	313	40	353	244	3	247	6	606
Net charge-offs	(885)	(58)	(943)	(36)	(12)	(48)	(82)	(1,073)
Provision (benefit) for credit losses	378	72	450	(43)	—	(43)	(51)	356
Allowance build (release) for credit losses	(507)	14	(493)	(79)	(12)	(91)	(133)	(717)
Other changes(5)	—	14	14	—	—	—	—	14
Balance as of September 30, 2020	11,062	550	11,612	2,647	100	2,747	1,770	16,129
Reserve for unfunded lending commitments:
Balance as of June 30, 2020	—	—	—	—	—	—	218	218
Benefit for losses on unfunded lending commitments	—	—	—	—	—	—	(23)	(23)
Balance as of September 30, 2020	—	—	—	—	—	—	195	195
Combined allowance and reserve as of September 30, 2020	$11,062	$550	$11,612	$2,647	$100	$2,747	$1,965	$16,324

	Nine Months Ended September 30, 2020
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2019	$4,997	$398	$5,395	$984	$54	$1,038	$775	$7,208
Cumulative effects from adoption of the current expected credit loss (“CECL”) standard	2,237	4	2,241	477	25	502	102	2,845
Finance charge and fee reserve reclassification(1)	439	23	462	—	—	—	—	462
Balance as of January 1, 2020	7,673	425	8,098	1,461	79	1,540	877	10,515
Charge-offs	(4,406)	(351)	(4,757)	(1,155)	(52)	(1,207)	(303)	(6,267)
Recoveries	1,047	120	1,167	710	11	721	10	1,898
Net charge-offs	(3,359)	(231)	(3,590)	(445)	(41)	(486)	(293)	(4,369)
Provision for credit losses	6,748	348	7,096	1,631	62	1,693	1,186	9,975
Allowance build for credit losses	3,389	117	3,506	1,186	21	1,207	893	5,606
Other changes(5)	—	8	8	—	—	—	—	8
Balance as of September 30, 2020	11,062	550	11,612	2,647	100	2,747	1,770	16,129
Reserve for unfunded lending commitments:
Balance as of December 31, 2019	—	—	—	—	5	5	130	135
Cumulative effects from adoption of the CECL standard	—	—	—	—	(5)	(5)	42	37
Balance as of January 1, 2020	—	—	—	—	—	—	172	172
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	23	23
Balance as of September 30, 2020	—	—	—	—	—	—	195	195
Combined allowance and reserve as of September 30, 2020	$11,062	$550	$11,612	$2,647	$100	$2,747	$1,965	$16,324

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2020					Nine Months Ended September 30, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,292	$1,904	$517	$(158)	$5,555	$10,363	$5,226	$1,526	$(75)	$17,040
Non-interest income	1,013	107	237	469	1,826	2,769	330	655	392	4,146
Total net revenue	4,305	2,011	754	311	7,381	13,132	5,556	2,181	317	21,186
Provision (benefit) for credit losses	450	(43)	(74)	(2)	331	7,096	1,693	1,209	2	10,000
Non-interest expense	2,003	1,011	424	110	3,548	6,180	3,038	1,261	568	11,047
Income (loss) from continuing operations before income taxes	1,852	1,043	404	203	3,502	(144)	825	(289)	(253)	139
Income tax provision (benefit)	438	247	95	316	1,096	(34)	195	(69)	(102)	(10)
Income (loss) from continuing operations, net of tax	$1,414	$796	$309	$(113)	$2,406	$(110)	$630	$(220)	$(151)	$149

	Three Months Ended June 30, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,369	$1,665	$518	$(92)	$5,460
Non-interest income (loss)	845	97	180	(26)	1,096
Total net revenue (loss)	4,214	1,762	698	(118)	6,556
Provision (benefit) for credit losses	2,944	876	427	(1)	4,246
Non-interest expense	1,969	1,036	425	340	3,770
Loss from continuing operations before income taxes	(699)	(150)	(154)	(457)	(1,460)
Income tax benefit	(166)	(36)	(36)	(305)	(543)
Loss from continuing operations, net of tax	$(533)	$(114)	$(118)	$(152)	$(917)

	Three Months Ended September 30, 2019					Nine Months Ended September 30, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,546	$1,682	$486	$23	$5,737	$10,667	$5,070	$1,489	$48	$17,274
Non-interest income (loss)	870	165	221	(34)	1,222	2,858	491	608	(65)	3,892
Total net revenue (loss)	4,416	1,847	707	(11)	6,959	13,525	5,561	2,097	(17)	21,166
Provision for credit losses	1,087	203	93	—	1,383	3,571	603	244	—	4,418
Non-interest expense	2,360	985	414	113	3,872	6,784	2,981	1,258	299	11,322
Income (loss) from continuing operations before income taxes	969	659	200	(124)	1,704	3,170	1,977	595	(316)	5,426
Income tax provision (benefit)	235	154	46	(60)	375	747	461	138	(275)	1,071
Income (loss) from continuing operations, net of tax	$734	$505	$154	$(64)	$1,329	$2,423	$1,516	$457	$(41)	$4,355

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2020 Q3 vs.				Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2020	2019	2019
Credit Card
Earnings:
Net interest income	$3,292	$3,369	$3,702	$3,794	$3,546	(2)%		(7)%		$10,363	$10,667	(3)%
Non-interest income	1,013	845	911	1,030	870	20		16		2,769	2,858	(3)
Total net revenue	4,305	4,214	4,613	4,824	4,416	2		(3)		13,132	13,525	(3)
Provision for credit losses	450	2,944	3,702	1,421	1,087	(85)		(59)		7,096	3,571	99
Non-interest expense	2,003	1,969	2,208	2,487	2,360	2		(15)		6,180	6,784	(9)
Income (loss) from continuing operations before income taxes	1,852	(699)	(1,297)	916	969	**		91		(144)	3,170	**
Income tax provision (benefit)	438	(166)	(306)	212	235	**		86		(34)	747	**
Income (loss) from continuing operations, net of tax	$1,414	$(533)	$(991)	$704	$734	**		93		$(110)	$2,423	**
Selected performance metrics:
Period-end loans held for investment(1)(7)	$103,641	$107,310	$117,797	$128,236	$113,681	(3)		(9)		$103,641	$113,681	(9)
Average loans held for investment(1)	105,367	108,748	122,776	122,085	112,371	(3)		(6)		112,272	111,545	1
Average yield on loans held for investment(8)	13.83%	13.72%	14.46%	15.02%	15.55%	11	bps	(172)	bps	14.03%	15.66%	(163)	bps
Total net revenue margin(9)	16.34	15.50	15.03	15.80	15.72	84		62		15.59	16.17	(58)
Net charge-off rate	3.58	4.46	4.68	4.31	4.09	(88)		(51)		4.26	4.58	(32)
30+ day performing delinquency rate	2.20	2.74	3.69	3.89	3.69	(54)		(149)		2.20	3.69	(149)
30+ day delinquency rate	2.21	2.75	3.70	3.91	3.71	(54)		(150)		2.21	3.71	(150)
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(10)	$107,102	$90,149	$99,920	$116,631	$108,034	19%		(1)%		$297,171	$308,134	(4)%

						2020 Q3 vs.				Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2020	2019	2019
Domestic Card
Earnings:
Net interest income	$2,995	$3,094	$3,381	$3,473	$3,299	(3)%		(9)%		$9,470	$9,792	(3)%
Non-interest income	952	795	842	962	878	20		8		2,589	2,722	(5)
Total net revenue	3,947	3,889	4,223	4,435	4,177	1		(6)		12,059	12,514	(4)
Provision for credit losses	378	2,906	3,464	1,346	1,010	(87)		(63)		6,748	3,325	103
Non-interest expense	1,802	1,776	1,984	2,249	2,076	1		(13)		5,562	6,059	(8)
Income (loss) from continuing operations before income taxes	1,767	(793)	(1,225)	840	1,091	**		62		(251)	3,130	**
Income tax provision (benefit)	419	(188)	(290)	196	254	**		65		(59)	729	**
Income (loss) from continuing operations, net of tax	$1,348	$(605)	$(935)	$644	$837	**		61		$(192)	$2,401	**
Selected performance metrics:
Period-end loans held for investment(1)(7)	$95,541	$99,390	$109,549	$118,606	$104,664	(4)		(9)		$95,541	$104,664	(9)
Average loans held for investment(1)	97,306	100,996	113,711	112,965	103,426	(4)		(6)		103,980	102,677	1
Average yield on loans held for investment(8)	13.57%	13.52%	14.30%	14.91%	15.74%	5	bps	(217)	bps	13.82%	15.67%	(185)	bps
Total net revenue margin(9)	16.22	15.40	14.86	15.70	16.15	82		7		15.46	16.25	(79)
Net charge-off rate	3.64	4.53	4.68	4.32	4.12	(89)		(48)		4.31	4.67	(36)
30+ day performing delinquency rate	2.21	2.74	3.69	3.93	3.71	(53)		(150)		2.21	3.71	(150)
Purchase volume(10)	$98,107	$82,860	$92,248	$107,154	$99,087	18%		(1)%		$273,215	$282,878	(3)%
Refreshed FICO scores:(11)
Greater than 660	69%	67%	65%	67%	68%	2		1		69%	68%	1
660 or below	31	33	35	33	32	(2)		(1)		31	32	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2020 Q3 vs.				Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2020	2019	2019
Consumer Banking
Earnings:
Net interest income	$1,904	$1,665	$1,657	$1,662	$1,682	14%		13%		$5,226	$5,070	3%
Non-interest income	107	97	126	152	165	10		(35)		330	491	(33)
Total net revenue	2,011	1,762	1,783	1,814	1,847	14		9		5,556	5,561	—
Provision (benefit) for credit losses	(43)	876	860	335	203	**		**		1,693	603	181
Non-interest expense	1,011	1,036	991	1,110	985	(2)		3		3,038	2,981	2
Income (loss) from continuing operations before income taxes	1,043	(150)	(68)	369	659	**		58		825	1,977	(58)
Income tax provision (benefit)	247	(36)	(16)	86	154	**		60		195	461	(58)
Income (loss) from continuing operations, net of tax	$796	$(114)	$(52)	$283	$505	**		58		$630	$1,516	(58)
Selected performance metrics:
Period-end loans held for investment	$68,688	$66,712	$64,033	$63,065	$62,015	3		11		$68,688	$62,015	11
Average loans held for investment	67,822	64,851	63,671	62,596	61,269	5		11		65,457	60,072	9
Average yield on loans held for investment(8)	8.36%	8.41%	8.46%	8.51%	8.47%	(5)	bps	(11)	bps	8.41%	8.33%	8	bps
Auto loan originations	$8,979	$8,292	$7,640	$7,527	$8,175	8%		10%		$24,910	$21,723	15%
Period-end deposits	249,684	246,804	217,607	213,099	206,423	1		21		249,684	206,423	21
Average deposits	248,418	232,293	215,071	209,783	204,933	7		21		231,988	203,404	14
Average deposits interest rate	0.66%	0.89%	1.06%	1.20%	1.31%	(23)	bps	(65)	bps	0.86%	1.25%	(39)	bps
Net charge-off rate	0.28	1.19	1.54	1.93	1.64	(91)		(136)		0.99	1.43	(44)
30+ day performing delinquency rate	3.62	3.16	5.12	6.63	6.23	46		(261)		3.62	6.23	(261)
30+ day delinquency rate	3.90	3.48	5.65	7.34	6.86	42		(296)		3.90	6.86	(296)
Nonperforming loan rate(3)	0.38	0.43	0.63	0.81	0.74	(5)		(36)		0.38	0.74	(36)
Nonperforming asset rate(4)	0.43	0.46	0.71	0.91	0.83	(3)		(40)		0.43	0.83	(40)
Auto—At origination FICO scores:(12)
Greater than 660	46%	46%	47%	48%	48%	—		(2)%		46%	48%	(2)%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	34	34	33	32	32	—		2		34	32	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2020 Q3 vs.				Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020		2019				2020 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2020	2019	2019
Commercial Banking
Earnings:
Net interest income	$517	$518	$491	$494	$486	—		6%		$1,526	$1,489	2%
Non-interest income	237	180	238	223	221	32%		7		655	608	8
Total net revenue(6)	754	698	729	717	707	8		7		2,181	2,097	4
Provision (benefit) for credit losses	(74)	427	856	62	93	**		**		1,209	244	**
Non-interest expense	424	425	412	441	414	—		2		1,261	1,258	—
Income (loss) from continuing operations before income taxes	404	(154)	(539)	214	200	**		102		(289)	595	**
Income tax provision (benefit)	95	(36)	(128)	50	46	**		107		(69)	138	**
Income (loss) from continuing operations, net of tax	$309	$(118)	$(411)	$164	$154	**		101		$(220)	$457	**
Selected performance metrics:
Period-end loans held for investment	$75,894	$77,490	$81,160	$74,508	$73,659	(2)		3		$75,894	$73,659	3
Average loans held for investment	76,322	79,759	76,442	74,189	72,507	(4)		5		77,503	71,985	8
Average yield on loans held for investment(6)(8)	2.82%	3.00%	3.88%	4.22%	4.45%	(18)	bps	(163)	bps	3.23%	4.61%	(138)	bps
Period-end deposits	$36,783	$35,669	$32,822	$32,134	$30,923	3%		19%		$36,783	$30,923	19%
Average deposits	36,278	34,635	32,238	32,034	30,693	5		18		34,391	30,957	11
Average deposits interest rate	0.25%	0.30%	0.89%	1.10%	1.25%	(5)	bps	(100)	bps	0.47%	1.21%	(74)	bps
Net charge-off rate	0.43	0.51	0.57	0.35	0.33	(8)		10		0.50	0.17	33
Nonperforming loan rate(3)	1.01	0.85	0.61	0.60	0.61	16		40		1.01	0.61	40
Nonperforming asset rate(4)	1.01	0.85	0.61	0.60	0.61	16		40		1.01	0.61	40
Risk category:(13)
Noncriticized	$68,533	$70,881	$77,714	$71,848	$71,144	(3)%		(4)%		$68,533	$71,144	(4)%
Criticized performing	6,593	5,949	2,952	2,181	2,035	11		**		6,593	2,035	**
Criticized nonperforming	768	660	494	448	449	16		71		768	449	71
PCI loans	—	—	—	31	31	—		**		—	31	**
Total commercial banking loans	$75,894	$77,490	$81,160	$74,508	$73,659	(2)		3		$75,894	$73,659	3
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	90.3%	91.4%	95.8%	96.5%	96.6%	(110)	bps	(630)	bps	90.3%	96.6%	(630)	bps
Criticized performing	8.7	7.7	3.6	2.9	2.8	100		590		8.7	2.8	590
Criticized nonperforming	1.0	0.9	0.6	0.6	0.6	10		40		1.0	0.6	40
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2020 Q3 vs.		Nine Months Ended September 30,
	2020	2020	2020	2019	2019	2020	2019			2020 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2020	2019	2019
Other
Earnings:
Net interest income (loss)	$(158)	$(92)	$175	$116	$23	72%	**	$(75)	$48	**
Non-interest income (loss)	469	(26)	(51)	(44)	(34)	**	**	392	(65)	**
Total net revenue (loss)(6)	311	(118)	124	72	(11)	**	**	317	(17)	**
Provision (benefit) for credit losses	(2)	(1)	5	—	—	100	**	2	—	**
Non-interest expense(14)(15)	110	340	118	123	113	(68)	(3)%	568	299	90%
Income (loss) from continuing operations before income taxes	203	(457)	1	(51)	(124)	**	**	(253)	(316)	(20)
Income tax provision (benefit)	316	(305)	(113)	(78)	(60)	**	**	(102)	(275)	(63)
Income (loss) from continuing operations, net of tax	$(113)	$(152)	$114	$27	$(64)	(26)	77	$(151)	$(41)	**
Selected performance metrics:
Period-end deposits	$19,258	$21,765	$19,260	$17,464	$19,802	(12)	(3)	$19,258	$19,802	(3)
Average deposits	20,820	21,416	17,344	18,223	19,456	(3)	7	19,863	19,028	4
Total
Earnings:
Net interest income	$5,555	$5,460	$6,025	$6,066	$5,737	2%	(3)%	$17,040	$17,274	(1)%
Non-interest income	1,826	1,096	1,224	1,361	1,222	67	49	4,146	3,892	7
Total net revenue	7,381	6,556	7,249	7,427	6,959	13	6	21,186	21,166	—
Provision for credit losses	331	4,246	5,423	1,818	1,383	(92)	(76)	10,000	4,418	126
Non-interest expense	3,548	3,770	3,729	4,161	3,872	(6)	(8)	11,047	11,322	(2)
Income (loss) from continuing operations before income taxes	3,502	(1,460)	(1,903)	1,448	1,704	**	106	139	5,426	(97)
Income tax provision (benefit)	1,096	(543)	(563)	270	375	**	192	(10)	1,071	**
Income (loss) from continuing operations, net of tax	$2,406	$(917)	$(1,340)	$1,178	$1,329	**	81	$149	$4,355	(97)
Selected performance metrics:
Period-end loans held for investment	$248,223	$251,512	$262,990	$265,809	$249,355	(1)	—	$248,223	$249,355	—
Average loans held for investment	249,511	253,358	262,889	258,870	246,147	(2)	1	255,232	243,602	5
Period-end deposits	305,725	304,238	269,689	262,697	257,148	—	19	305,725	257,148	19
Average deposits	305,516	288,344	264,653	260,040	255,082	6	20	286,242	253,389	13

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)Concurrent with our adoption of the CECL standard in the first quarter of 2020, we reclassified our finance charge and fee reserve to our allowance for credit losses, with a corresponding increase to credit card loans held for investment.
(2)Metrics for Q3 2020, Q2 2020 and Q1 2020 include the impact of COVID-19 customer assistance programs where applicable.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Represents foreign currency translation adjustments.
(6)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(7)We reclassified $2.1 billion in partnership loans to held for sale as of September 30, 2020.
(8)Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.
(9)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.
(10)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(11)Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(12)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(13)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(14)Includes charges incurred as a result of restructuring activities.
(15)Includes net Cybersecurity Incident expenses of $6 million in Q3 2020, $11 million in Q2 2020, $4 million in Q1 2020, $16 million in Q4 2019 and $22 million in Q3 2019, respectively.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Regulatory Capital Metrics
Common equity excluding AOCI	$52,839	$50,614	$51,018	$52,001	$51,959
Adjustments:
AOCI, net of tax(2)	(122)	(145)	(170)	1,156	453
Goodwill, net of related deferred tax liabilities	(14,448)	(14,449)	(14,453)	(14,465)	(14,439)
Intangible assets, net of related deferred tax liabilities	(95)	(135)	(151)	(170)	(180)
Other(2)	—	—	—	(360)	(588)
Common equity Tier 1 capital	$38,174	$35,885	$36,244	$38,162	$37,205
Tier 1 capital	$43,505	$41,094	$41,453	$43,015	$43,028
Total capital(3)	50,954	48,508	48,775	50,350	50,174
Risk-weighted assets	293,790	290,222	302,871	313,155	298,130
Adjusted average assets(4)	409,602	398,062	377,360	368,511	360,266
Capital Ratios
Common equity Tier 1 capital(5)	13.0%	12.4%	12.0%	12.2%	12.5%
Tier 1 capital(6)	14.8	14.2	13.7	13.7	14.4
Total capital(7)	17.3	16.7	16.1	16.1	16.8
Tier 1 leverage(4)	10.6	10.3	11.0	11.7	11.9
Tangible common equity (“TCE”)(8)	9.4	8.8	9.6	10.2	10.3

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020				2020				2020				Nine Months Ended
	Q3				Q2				Q1				September 30, 2020
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,555	$(18)		$5,537	$5,460	—		$5,460	$6,025	—		$6,025	$17,040	$(18)		$17,022
Non-interest income	1,826	(18)		1,808	1,096	—		1,096	1,224	—		1,224	4,146	(18)		4,128
Total net revenue	7,381	(36)		7,345	6,556	—		6,556	7,249	—		7,249	21,186	(36)		21,150
Provision for credit losses	331	—		331	4,246	—		4,246	5,423	—		5,423	10,000	—		10,000
Non-interest expense	3,548	(46)		3,502	3,770	$(276)		3,494	3,729	$(49)		3,680	11,047	(371)		10,676
Income (loss) from continuing operations before income taxes	3,502	10		3,512	(1,460)	276		(1,184)	(1,903)	49		(1,854)	139	335		474
Income tax provision (benefit)	1,096	12		1,108	(543)	3		(540)	(563)	12		(551)	(10)	27		17
Income (loss) from continuing operations, net of tax	2,406	(2)		2,404	(917)	273		(644)	(1,340)	37		(1,303)	149	308		457
Income (loss) from discontinued operations, net of tax	—	—		—	(1)	—		(1)	—	—		—	(1)	—		(1)
Net income (loss)	2,406	(2)		2,404	(918)	273		(645)	(1,340)	37		(1,303)	148	308		456
Dividends and undistributed earnings allocated to participating securities(10)	(20)	—		(20)	(1)	—		(1)	(3)	—		(3)	(5)	—		(5)
Preferred stock dividends	(67)	—		(67)	(90)	—		(90)	(55)	—		(55)	(212)	—		(212)
Issuance cost for redeemed preferred stock	—	—		—	—	—		—	(22)	—		(22)	(22)	—		(22)
Net income (loss) available to common stockholders	$2,319	$(2)		$2,317	$(1,009)	$273		$(736)	$(1,420)	$37		$(1,383)	$(91)	$308		$217
Selected performance metrics:
Diluted EPS(10)	$5.06	$(0.01)		$5.05	$(2.21)	$0.60		$(1.61)	$(3.10)	$0.08		$(3.02)	$(0.20)	$0.67		$0.47
Efficiency ratio	48.07%	(39)	bps	47.68%	57.50%	(421)	bps	53.29%	51.44%	(67)	bps	50.77%	52.14%	(166)	bps	50.48%
Operating efficiency ratio	44.24	(41)		43.83	53.34	(421)		49.13	44.67	(68)		43.99	47.20	(167)		45.53

	2019			2019			2019			Nine Months Ended
	Q3			Q2			Q1			September 30, 2019
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)	Adjusted Results	Reported Results	Adj.(9)	Adjusted Results	Reported Results	Adj.(9)	Adjusted Results	Reported Results	Adj.(9)	Adjusted Results
Selected income statement data:
Net interest income	$5,737	$67	$5,804	$5,746	—	$5,746	$5,791	—	$5,791	$17,274	$67	$17,341
Non-interest income	1,222	73	1,295	1,378	$1	1,379	1,292	—	1,292	3,892	74	3,966
Total net revenue	6,959	140	7,099	7,124	1	7,125	7,083	—	7,083	21,166	141	21,307
Provision for credit losses	1,383	—	1,383	1,342	—	1,342	1,693	—	1,693	4,418	—	4,418
Non-interest expense	3,872	(178)	3,694	3,779	(81)	3,698	3,671	$(25)	3,646	11,322	(284)	11,038
Income from continuing operations before income taxes	1,704	318	2,022	2,003	82	2,085	1,719	25	1,744	5,426	425	5,851
Income tax provision	375	21	396	387	19	406	309	6	315	1,071	46	1,117
Income from continuing operations, net of tax	1,329	297	1,626	1,616	63	1,679	1,410	19	1,429	4,355	379	4,734
Income from discontinued operations, net of tax	4	—	4	9	—	9	2	—	2	15	—	15
Net income	1,333	297	1,630	1,625	63	1,688	1,412	19	1,431	4,370	379	4,749
Dividends and undistributed earnings allocated to participating securities(10)	(10)	(2)	(12)	(12)	(1)	(13)	(12)	—	(12)	(34)	(3)	(37)
Preferred stock dividends	(53)	—	(53)	(80)	—	(80)	(52)	—	(52)	(185)	—	(185)
Net income available to common stockholders	$1,270	$295	$1,565	$1,533	$62	$1,595	$1,348	$19	$1,367	$4,151	$376	$4,527
Selected performance metrics:
Diluted EPS(10)	$2.69	$0.63	$3.32	$3.24	$0.13	$3.37	$2.86	$0.04	$2.90	$8.79	$0.80	$9.59
Efficiency ratio	55.64%	(360)bps	52.04%	53.05%	(115)bps	51.90%	51.83%	(35)bps	51.48%	53.49%	(169)bps	51.80%
Operating efficiency ratio	48.44	(346)	44.98	45.38	(114)	44.24	44.53	(35)	44.18	46.10	(164)	44.46

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2020	2020	2020	2019	2019
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Period-End)
Stockholders’ equity	$58,424	$56,045	$56,830	$58,011	$58,235
Goodwill and intangible assets(11)	(14,825)	(14,869)	(14,888)	(14,932)	(14,940)
Noncumulative perpetual preferred stock	(5,330)	(5,209)	(5,209)	(4,853)	(5,823)
Tangible common equity	$38,269	$35,967	$36,733	$38,226	$37,472
Tangible Common Equity (Average)
Stockholders’ equity	$57,223	$57,623	$58,568	$58,148	$57,245
Goodwill and intangible assets(11)	(14,867)	(14,880)	(14,930)	(14,967)	(14,908)
Noncumulative perpetual preferred stock	(5,228)	(5,209)	(5,382)	(5,506)	(4,678)
Tangible common equity	$37,128	$37,534	$38,256	$37,675	$37,659
Tangible Assets (Period-End)
Total assets	$421,883	$421,296	$396,878	$390,365	$378,810
Goodwill and intangible assets(11)	(14,825)	(14,869)	(14,888)	(14,932)	(14,940)
Tangible assets	$407,058	$406,427	$381,990	$375,433	$363,870
Tangible Assets (Average)
Total assets	$422,854	$411,075	$390,380	$383,162	$374,905
Goodwill and intangible assets(11)	(14,867)	(14,880)	(14,930)	(14,967)	(14,908)
Tangible assets	$407,987	$396,195	$375,450	$368,195	$359,997
__________
(1)Regulatory capital metrics and capital ratios as of September 30, 2020 are preliminary and therefore subject to change.
(2)In the first quarter of 2020, we elected to exclude from our regulatory capital ratios certain components of AOCI as permitted under the Tailoring Rules. As such, we revised our presentation herein to only include those components of AOCI that impact our regulatory capital ratios.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)The adjustments for the following periods consist of:

	2020	2020	2020	Nine Months Ended	2019	2019	2019	Nine Months Ended
(Dollars in millions)	Q3	Q2	Q1	September 30, 2020	Q3	Q2	Q1	September 30, 2019
Legal reserve builds	$40	$265	$45	$350	—	—	—	—
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	(36)	—	—	(36)	$212	—	—	$212
Cybersecurity Incident expenses, net of insurance	6	11	4	21	22	—	—	22
Walmart launch and related integration expenses	—	—	—	—	84	$54	$25	163
Restructuring charges	—	—	—	—	—	28	—	28
Total	10	276	49	335	318	82	25	425
Income tax provision	12	3	12	27	21	19	6	46
Net income (loss)	$(2)	$273	$37	$308	$297	$63	$19	$379

(10)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.
(11)Includes impact of related deferred taxes.